                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                      FAVORITE BRANDS INTERNATIONAL, INC.

                               Offer to Exchange

                  $200,000,000 10 3/4% Senior Notes due 2006

   which have been registered under the Securities Act of 1933, as amended,

                          for any and all outstanding

                  $200,000,000 10 3/4% Senior Notes due 2006

          Pursuant to the Prospectus, dated _________________, 1998.

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON ______________________, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS
           MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                            ON THE EXPIRATION DATE.

              Delivery to: Lasalle National Bank, Exchange Agent

         By Mail:                                              By Hand:
  LaSalle National Bank                                 LaSalle National Bank
135 South LaSalle Street                              135 South LaSalle Street
 Chicago, Illinois 60603                               Chicago, Illinois 60603
  ATTN: Alvita Griffin                                  ATTN: Alvita Griffin

                           Telephone: (312) 904-2231
                           Facsimile: (312) 904-2236

          Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

          The undersigned acknowledges receipt of the Prospectus, dated __________________, 1998 (the "Prospectus"), of Favorite Brands International,Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 10 3/4% Senior Notes due 2006 (the "Exchange Notes") for an equal principal amount of the outstanding $200,000,000 10 3/4% Senior Notes due 2006 (the "Initial Notes").

          For each Initial Note accepted for exchange, the holder of such Initial Note will receive an Exchange Note having a principal amount at maturity equal to that of the surrendered Initial Note. The Exchange Notes will accrue interest at the applicable per annum rate from the date of issuance of the Initial Notes (the "Issue Date"). Interest on the Exchange Notes is payable on May 15 and November 15 of each year commencing November 15, 1998. In the event that (i) the Registration Statement or the Shelf Registration Statement, as the case may be, is not filed with the Commission on or prior to 180 days after the Issue Date, (ii) the Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 240 days after the Issue Date, (iii) the Exchange Offer is not consummated on or prior to 270 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 240 days after the Issuer Date but shall thereafter cease to be effective (at any time that Trolli Inc.

and Sather Trucking Corporation (the "Guarantors") and the Company are obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the Guarantors will be obligated to pay liquidated damages to each holder of Transfer Restricted Securities (as defined in the Registration Rights Agreement), during the period of one or more such Registration Defaults, in an amount equal to $0.192 per week per $1,000 principal amount of Transfer Restricted Securities held by such holder until (i) the Registration Statement or Shelf Registration Statement is filed, (ii) the Registration Statement is declared effective and the Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. In order to extend the Expiration Date, the Company will notify the Exchange Agent of any extension by oral or written notice and may notify the holders of the Initial Notes by mailing an announcement or by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

          This Letter is to be completed by a holder of Initial Notes either if Initial Notes are to be forwarded herewith or if a tender of Initial Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus. Holders of Initial Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Initial Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedure" section of the Prospectus. See Instruction
1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

          The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

          List below the Initial Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------
DESCRIPTION OF INITIAL NOTES        1               2                  3
--------------------------------------------------------------------------------
                                                Aggregate
 Name(s) and Address(es) of    Certificate   Principal Amount   Principal Amount
    Registered Holder(s)       Number(s)*   of Initial Note(s)     Tendered**
 (Please fill in, if blank)
--------------------------------------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------
                                  Total
--------------------------------------------------------------------------------

* Need not be completed if Initial Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Initial Notes represented by the Initial Notes indicated in column 2. See Instruction 2. Initial Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
--------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   ---------------------------------------------

     Account Number                Transaction Code Number
                    --------------                         ---------------------

[_] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
                                     -------------------------------------------

     Window Ticket Number (if any)
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                        ------------------------

     Name of Institution which guaranteed delivery
                                                   -----------------------------

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number                Transaction Code Number
                    --------------                         ---------------------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
           ---------------------------------------------------------------------
     Address:
              ------------------------------------------------------------------

     ---------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes as are being tendered hereby.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Initial Notes nor any such other person is engaged in, or intends to engage in a distribution of such Exchange Notes, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Initial Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

          The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement with any person to participate in the distribution of such Exchange Notes. If a holder of Initial Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Initial

Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

          Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Initial Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Initial Notes".

          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 3 and 4)


     To be completed ONLY if certificates for Initial Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Initial Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Initial Notes to:

Name(s):
         -----------------------------------------------------------------------
                            (Please Type or Print)

--------------------------------------------------------------------------------
                            (Please Type or Print)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Including Zip Code)

                  (Complete accompanying Substitute Form W-9)

                 Credit unexchanged Initial Notes delivered by
                book-entry transfer to the Book-Entry Transfer
                       Facility account set forth below.

--------------------------------------------------------------------------------
                         (Book-Entry Transfer Facility
                        Account Number, if applicable)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 3 and 4)


     To be completed ONLY if certificates for Initial Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Initial Notes" on this Letter above.


Mail Exchange Notes and/or Initial Notes to:

Name(s):
         -----------------------------------------------------------------------
                            (Please Type or Print)

--------------------------------------------------------------------------------
                            (Please Type or Print)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Including Zip Code)









--------------------------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR INITIAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                    PLEASE READ THIS LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (Complete accompanying Substitute Form W-9)


Dated:                                                                    , 1997
       -------------------------------------------------------------------
                                                                          x
--------------------------------------------------------------------------
                                                                          x
--------------------------------------------------------------------------
                            (Signature(s) of Owner)                 (Date)

     Area Code and Telephone Number:
                                     -------------------------------------

     If a holder is tendering any Initial Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Initial Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

     Name(s):
              ------------------------------------------------------------------

     ---------------------------------------------------------------------------
                            (Please Type or Print)

     Capacity:
               -----------------------------------------------------------------

     Address:
              ------------------------------------------------------------------

     ---------------------------------------------------------------------------
                             (Including Zip Code)

                              SIGNATURE GUARANTEE
                        (if required by Instruction 3)

     Signature(s) Guaranteed by
     an Eligible Institution:
                              --------------------------------------------------
                                  (Authorized Signature)

     ---------------------------------------------------------------------------
                                      (Title)

     ---------------------------------------------------------------------------
                                   (Name and Firm)

     Dated:                                                               , 1997
            --------------------------------------------------------------

--------------------------------------------------------------------------------

                                 INSTRUCTIONS

       Forming Part of the Terms and Conditions of the Offer to Exchange
                  $200,000,000 10 3/4% Senior Notes due 2006
   which have been registered under the Securities Act of 1933, as amended, for any and all outstanding
                  $200,000,000 10 3/4% Senior Notes due 2006
                      FAVORITE BRANDS INTERNATIONAL, INC.

1. Delivery of this Letter and Initial Notes; Guaranteed Delivery Procedures.

          This Letter is to be completed by holders of Initial Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Initial Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

          Holders of Initial Notes whose certificates for Initial Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedure" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Initial Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Initial Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

          The method of delivery of this Letter, the Initial Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Initial Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

          See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to holders of Initial Notes who tender by book-entry transfer).

          If less than all of the Initial Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Initial Notes to be tendered in the box above entitled "Description of Initial Notes--Principal Amount Tendered". A reissued certificate representing the balance of nontendered Initial Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures of this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

          If this Letter is signed by the registered holder of the Initial Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

          If any tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

          If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

          When this Letter is signed by the registered holder of the Initial Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

          If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

          If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

          Endorsements on certificates for Initial Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

          Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Initial Notes are tendered: (i) by a registered holder of Initial Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Initial Notes) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4. Special Issuance and Delivery Instructions.

          Tendering holders of Initial Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Initial Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Initial Notes tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Initial Notes may designate hereon. If no such instructions are given, such Initial Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. Tax Identification Number.

          Federal income tax law generally requires that a tendering holder whose Initial Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of Exchange Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

          Exempt holders of Initial Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

          To prevent backup withholding, each tendering holder of Initial Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Initial Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Initial Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6. Transfer Taxes.

          The Company will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Initial Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

          Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter.

7. Waiver of Conditions.

          The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. No Conditional Tenders.

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

          Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Initial Notes.

          Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Requests for Assistance or Additional Copies.

          Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (See Instruction 5)

                        PAYOR'S NAME: [NAME OF COMPANY]

--------------------------------------------------------------------------------
SUBSTITUTE      Part 1 -- PLEASE PROVIDE YOUR     TIN:
Form W-9                  TIN IN THE BOX AT            -------------------------
                          RIGHT AND CERTIFY BY         (Social Security Number
                          SIGNING AND DATING           or Employer
                          BELOW.                       Identification Number)
                ----------------------------------------------------------------
Department of   Part 2 -- TIN Applied For [_]
the Treasury
                ----------------------------------------------------------------
Internal        CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Revenue
Service

                (1) the number shown on this form is my correct Taxpayer
Payor's             Identification Number (or I am waiting for a number to be
Request             issued to me).
For             (2) I am not subject to backup withholding either because:
Taxpayer            (a) I am exempt from backup withholding, or (b) I have not
Identification      been notified by the Internal Revenue Service (the "IRS")
Number              that I am subject to backup withholding as a result of a
("TIN") and         failure to report all interest or dividends, or (c) the IRS
Certification       has notified me that I am no longer subject to backup
                    withholding, and
                (3) any other information provided on this form is true and correct.

                SIGNATURE                         DATE
                          -----------------------       ------------------------
--------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------------------     --------------------------
                    Signature                                    Date
--------------------------------------------------------------------------------